Principal Exchange-Traded Funds

Supplement dated October 28, 2016
to the Statement of Additional Information dated September 20, 2016

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Drew Lawton, independent trustee on the Board of Trustees, has resigned his position effective October 17, 2016.
Delete the second-to-last sentence of the first paragraph, and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Trustees.
Under Independent Trustees, delete all references to Drew E. Lawton.
In the table under Management Information, delete the row for Drew E. Lawton.
In the table under Independent Trustees (not Considered to be “Interested Persons”), delete the column for Lawton and the corresponding footnote.
In the table under Compensation, delete the row for Drew E. Lawton and the corresponding footnote.